Exhibit 10.1
SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          SEVENTH AMENDMENT, dated as of July 31, 2008, to the Second Amended and Restated Credit Agreement referred to below (this “Amendment”), by and among DICK’S SPORTING GOODS, INC., a Delaware corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for the Lenders (in such capacity “Agent”), and the Lenders signatory hereto.
W I T N E S S E T H:
          WHEREAS, Borrower, the other Loan Parties signatory thereto, Agent and Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, Borrower, Agent and Required Lenders have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower, Agent and Required Lenders hereby agree as follows:
          1. Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).
          2. Amendment to Section 6.3 of the Credit Agreement. Section 6.3 of the Credit Agreement is hereby amended as of the Effective Date by deleting the word “and” before clause (n) therein and inserting a new clause (o) at the end of clause (n) to read as follows:
“; (o) Capital Lease Obligations incurred by Borrower in connection with the construction of a new corporate headquarters to be located in the Township of Findlay, Allegheny County, Pennsylvania, containing 116 acres, with Horizon DSG Associates, LP as Landlord (the “New Dick’s HQ”), in a maximum outstanding aggregate amount not to exceed $150,000,000.”
          3. Amendment to Section 6.7 of the Credit Agreement. Section 6.7 of the Credit Agreement is hereby amended as of the Effective Date by deleting clause (c) therein in its entirety and inserting in lieu thereof a new clause (c) to read as follows:

“(c) purchase money Liens or purchase money security interests upon or in Equipment acquired by any Loan Party in the ordinary course of business to secure the purchase price of such Equipment or to secure Capital Lease Obligations, in each case, permitted under (i) clause (c) of Section 6.3 incurred solely for the purpose of financing the acquisition of such Equipment or (ii) clause (o) of Section 6.3 incurred solely for the purpose of financing the construction of the New Dick’s HQ, and Liens granted pursuant to the Bank of America Lease and the Collateral Assignment of Purchase Agreement, in each case as in effect on February 28, 2007, to secure, among other things, the obligations evidenced by the Progress Payment Promissory Note;”
          4. Representations and Warranties. To induce Required Lenders and Agent to enter into this Amendment, Borrower hereby represents and warrants that, after giving effect to this Amendment:
(a)	Each of the execution, delivery and performance by Borrower and each other Loan Party which is party to the Guaranty of this Amendment and the performance of the Amended Credit Agreement are (i) within Borrower’s and each such Loan Party’s corporate power and have been duly authorized by all necessary corporate and shareholder action; (ii) do not contravene any provision of any Loan Party’s charter or bylaws or equivalent organizational or charter or other constituent documents; (iii) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (iv) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (v) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (vi) do not require the consent or approval of any Governmental Authority or any other Person.

(b)	This Amendment has been duly executed and delivered by or on behalf of Borrower and each other Loan Party which is party to the Guaranty.

(c)	Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each such Loan Party enforceable against Borrower and such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’

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rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)	No Default or Event of Default has occurred and is continuing both before and after giving effect to this Amendment.

(e)	No action, claim or proceeding is now pending or, to the knowledge of any Loan Party signatory hereto, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges such Loan Party’s right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect. To the knowledge of each Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

(f)	All representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.
          5. Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.
          6. No Other Amendments/Waivers. Except as expressly provided for herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

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          7. Waiver of Claims. Borrower hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Agent or any Indemnified Person which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Effective Date.
          8. Fees and Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
          9. Effectiveness. This Amendment shall become effective as of July 31, 2008 (the “Effective Date”) only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
(a)	Amendment. Agent shall have received eight (8) original copies of this Amendment duly executed and delivered by Agent, Lenders and Borrower and acknowledged by the other Loan Parties.

(b)	Representations and Warranties. All representations and warranties contained in this Amendment shall be true and correct on and as of the Effective Date.
          10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW 5-1401, FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          11. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

DICK’S SPORTING GOODS, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Executive Vice President, Finance
Administration
Chief Financial Officer
[Signature Page to Seventh Amendment to Credit Agreement]

AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent

By: Name:	/s/ Charles Chiodo Charles Chiodo
Its:	Duly Authorized Signatory
[Signature Page to Seventh Amendment to Credit Agreement]

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION

By: Name:	/s/ Charles Chiodo Charles Chiodo
Its:	Duly Authorized Signatory
[Signature Page to Seventh Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

By: Name:	/s/ Andrew Cerusi Andrew Cerusi
Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

NATIONAL CITY BUSINESS CREDIT, INC.

By: Name:	/s/ Daniel O’Rourke Daniel O’Rourke
Title:	Director
[Signature Page to Seventh Amendment to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By: Name:	W. Scott Degler W. Scott Degler
Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

CITIZEN’S BANK OF PENNSYLVANIA

By: Name:	/s/ Don Cmar Don Cmar
Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
formerly known as JP MORGAN
CHASE BANK

By: Name:	/s/ James M. Barbato James M. Barbato
Title:	Vice President
[Signature Page to Seventh Amendment to Credit Agreement]

Each of the undersigned Loan Parties hereby (i) acknowledges each of the amendments and waivers to the Credit Agreement effected by this Amendment and (ii) confirms and agrees that its obligations under its Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written
above.

AMERICAN SPORTS LICENSING, INC.

By: Name:	/s/ John T. Wolfe John T. Wolfe
Title:	Treasurer

DSG OF VIRGINIA, LLC

By: Name:	/s/ Jeffrey R. Hennion Jeffrey R. Hennion
Title:	President

GALYAN’S TRADING COMPANY, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Vice President, Secretary and Treasurer

GALYAN’S NEVADA, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Secretary/Treasurer

GALYAN’S OF VIRGINIA, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Secretary/Treasurer
[Signature Page to Seventh Amendment to Credit Agreement]

GOLF GALAXY, INC.

By: Name:	/s/ John T. Wolfe John T. Wolfe
Title:	Vice President/Secretary

GOLF GALAXY GOLFWORKS, INC.

By: Name: Title:	/s/ John T. Wolfe John T. Wolfe Vice President/Assistant Secretary

CHICK’S SPORTING GOODS, INC.

By: Name:	/s/ John T. Wolfe John T. Wolfe
Title:	Vice President/Assistant Treasurer
[Signature Page to Seventh Amendment to Credit Agreement]